                               SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. ____________)

          Filed by the Registrant [ x ]
          Filed by a Party other than the Registrant [  ]
          Check the appropriate box:
          [   ]   Preliminary Proxy Statement
          [ x ]   Definitive Proxy Statement
          [   ]   Definitive Additional Materials
          [   ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
          [   ]   Confidential,  for  Use   of  the  Commission   Only  (as
                  permitted by Rule 14a-6(e)(2))

                             TMBR/SHARP DRILLING, INC.
                   (Name of Registrant as Specified In Its Charter)



             (Name of Person(s) filing Proxy Statement, if other than the Registrant)

          Payment of Filing Fee (check the appropriate box):
          [ x ]   No fee required.
          [   ]   Fee computed on  table below per Exchange Act  Rules 14a-
                  6(i)(4) and 0-11.

                  (1)    Title  of   each  class  of  securities  to  which
                         transaction applies:

                  (2)    Aggregate   number   of   securities    to   which
                         transaction applies:

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  (4)    Proposed maximum aggregate value of transaction:

                  (5)    Total fee paid:

          [   ]   Fee paid previously with preliminary materials.
          [   ]   Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)    Amount previously paid:
                  (2)    Form, Schedule or Registration Statement No.:
                  (3)    Filing Party:
                  (4)    Date Filed:

                              TMBR/SHARP DRILLING, INC.
                           4607 West Industrial Boulevard
                               Midland, Texas  79703



                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     To The Shareholders of
     TMBR/Sharp Drilling, Inc.:

             The Annual Meeting of Shareholders of TMBR/Sharp Drilling, Inc. (the "Company"), a Texas corporation, will be held on Friday, August 29, 1997, at 10:00 a.m., local time, in the Derrick Room, Midland Petroleum Club, 501 West Wall, Midland, Texas 79701, for the following purposes:

                  (1) To elect four Directors to hold office until the next succeeding annual meeting of shareholders and until their successors have been duly qualified and elected; and

                  (2) To transact such other business as may properly come before the meeting and any adjournments thereof.

             The Board of Directors has fixed the close of business on July 24, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting and any adjournments thereof. Only shareholders of record at the close of business on July 24, 1997 will be entitled to vote at the Annual Meeting and any adjournments thereof.


                                            By Order of the Board of Directors



                                                    James M. Alsup
                                                      Secretary

     Midland, Texas
     July 28, 1997



             Whether or not you plan to be present at the meeting in person, please complete, sign, date and mail the enclosed Proxy in the accompanying return envelope to which no postage need be affixed by the
     sender if mailed  within the United States.   If you receive  more than
     one Proxy because your shares are registered in different names or addresses, each such Proxy should be signed and returned to assure that all of your shares will be voted.

                              TMBR/SHARP DRILLING, INC.
                           4607 West Industrial Boulevard
                                Midland, Texas  79703


                                   PROXY STATEMENT


              The accompanying Proxy is solicited on behalf of the Board of Directors of TMBR/Sharp Drilling, Inc. (the "Company") to be voted at the Annual Meeting of Shareholders of the Company to be held on Friday, August 29, 1997, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournments thereof.

              This Proxy Statement and the accompanying form of Proxy are first being mailed to the shareholders on or about July 28, 1997.

     Proxies, Solicitation and Voting

              The record date for the determination of shareholders entitled to notice of and to vote at the meeting is the close of business on July 24, 1997. On the record date, there were 4,503,086 shares of the Company's $.10 par value common stock (the "Common Stock") issued and
     outstanding.   Each share  of Common Stock  is entitled to  one vote on
     all matters to  be acted upon  at the meeting.   The  Company's Articles
     of Incorporation deny cumulative voting rights.

              With respect to matters to be voted upon at the Annual Meeting, the attendance, in person or by Proxy, of the holders of a majority of the shares of Common Stock entitled to vote on such matters is necessary to constitute a quorum. For quorum purposes, the total votes received, including abstentions and broker non-votes, are counted in determining the number of shares present. Under the Company's bylaws, when a quorum is present, with respect to any matter (other than the election of Directors), the affirmative vote of the holders of a majority of the shares entitled to vote on such matter and represented
     in person or by Proxy shall be the act of the shareholders.   As to the
     election of Directors, Directors will be elected by a plurality of votes
     cast.   "Plurality" means that the individuals who  receive the largest number of votes cast are elected as  Directors up to the maximum number
     of Directors  to be chosen at the meeting.   Consequently, any shares not
     voted (whether by abstention, broker non-vote, or otherwise) have no impact in the election of Directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes.

              Properly executed Proxies will be voted in accordance with the instructions thereon or, if no instructions are indicated thereon, the shares will be voted FOR the election of management's nominees to the Board of Directors, and in the discretion of the persons named as proxies, upon such other matters as may properly come before the meeting.

              Any shareholder giving a Proxy has the power to revoke it at any time before it is voted by appearing and voting personally at the Annual Meeting, by delivering a later dated Proxy or by delivering to the Secretary of the Company a written revocation of such Proxy prior to the Annual Meeting.

              The cost of preparing, assembling, printing and mailing this Proxy Statement and enclosed Proxy and the cost of soliciting Proxies relating to the Annual Meeting will be borne solely by the Company. The Company may request banks and brokers to solicit their customers who beneficially own shares of Common Stock of the Company listed of record in names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses of such solicitation. It is contemplated that the original solicitation of Proxies by mail will be supplemented by telephone, telegram and personal solicitation by officers, Directors and other regular employees of the Company. No additional compensation will be paid to such individuals for such activities.


                            PRINCIPAL SHAREHOLDERS


              The following table sets forth certain information as of July 24, 1997 (unless otherwise indicated) with respect to the Company's Common Stock beneficially owned by (i) each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of the Company's Common Stock, (ii) the executive officers named in the Summary Compensation Table under "Executive Compensation", (iii) each Director and nominee for Director of the Company and (iv) all Directors (and nominees) and executive officers of the Company as a group.

                                                                 Amount and
                                                                 Nature of            Percent
     Name and Address                                            Beneficial             of
     of Beneficial Owner                                         Ownership(1)          Class
     ------------------                                          ------------         -------
     Thomas C. Brown . . . . . . . . . . . . . . . . .            616,153(2)           12.3%
       4607 West Industrial Blvd.
       Midland, Texas  79703

     Donald L. Evans . . . . . . . . . . . . . . . . . .           12,846                *
       500 Empire Plaza
       Midland, Texas  79701

     David N. Fitzgerald . . . . . . . . . . . . . . . .           30,182(3)             *
       2300 West 42nd Street
       Odessa, Texas  79764

     Joe G. Roper  . . . . . . . . . . . . . . . . . . .          902,946(4)           19.2%
       4607 West Industrial Blvd.
       Midland, Texas  79703


                                                                   Amount and
                                                                   Nature of               Percent
     Name and Address                                              Beneficial                of
     of Beneficial Owner                                          Ownership(1)              Class
     -------------------                                          ------------             -------
     State Farm Mutual Automobile  . . . . . . . . . . .            400,000(5)               8.9%
       Insurance Company
       One State Farm Plaza
       Bloomington, Illinois  61710

     Metropolitan Life Insurance Company   . . . . . . .            778,900(6)              17.3%
       One Madison Avenue
       New York, New York   10010

     F. Howard Walsh, Jr.  . . . . . . . . . . . . . . .            266,246(7)               5.9%
       500 West Seventh St., Suite 1007
       Fort Worth, Texas  76102-4782


     All Directors (and nominees . . . . . . . . . . . .          1,637,702(8)              31.2%
       and executive officers as a
       group (7 persons)
     ____________

     *   Less than 1%.

     (1) Unless otherwise indicated, all shares of Common Stock are held directly with sole voting and investment powers.
     (2) Includes 514,500 shares of Common Stock underlying presently exercisable stock options and 19,856 shares of Common Stock owned by the Estate of C. V. Lyman, deceased, of which estate Mr. Brown serves as Co-Executor.
     (3)    Includes 5,000  shares of Common Stock held by Mr. Fitzgerald's
            wife as  her separate property.   Mr. Fitzgerald disclaims
            beneficial ownership of such shares.
     (4) Includes 195,000 shares of Common Stock underlying presently exercisable stock options.
     (5) Includes 5,250 shares of Common Stock which are reported to be beneficially owned by State Farm Fire and Casualty Company.
     (6) In Amendment No. 2 to Schedule 13G, dated June 10, 1997, filed with the Securities and Exchange Commission (the "Commission") by Metropolitan Life Insurance Company ("Met Life"), a parent holding company, Met Life reported the indirect beneficial ownership of such shares. Met Life further reported that State Street Research and Management Company, Inc. ("State Street"), an affiliate of Met Life and registered investment adviser, has sole voting and dispositive powers with respect to such shares. In Amendment No. 2 to Schedule 13G, also dated June 10, 1997, filed by State Street with the Commission, State Street reported sole voting power with respect to 657,600 shares and sole dispositive power with respect to 778,900 shares. State Street disclaimed any beneficial interest in such securities.

     (7) As reported in Schedule 13D, as amended, filed with the Commission, Mr. Walsh has sole voting and dispositive power with respect to 261,900 shares and shared voting and dispositive power with respect to 4,346 shares.
     (8) Includes 749,500 shares of Common Stock underlying presently exercisable stock options.

     Section 16(a) Beneficial Ownership Reporting Compliance

             Section 16(a) of the Securities Exchange Act of 1934 requires, among other things, that the Company's Directors and officers file at specified times reports of beneficial ownership and changes in beneficial ownership of the Company's Common Stock and other equity securities. To the Company's knowledge, all Section 16(a) filing requirements for the year ended March 31, 1997 have been complied with.

                             ELECTION OF DIRECTORS

             Directors of the Company are elected annually by the shareholders to hold office until the next succeeding annual meeting of shareholders and until their successors are duly qualified and elected.

             In accordance with the Company's bylaws, the Board of Directors by resolution has fixed the total number of directors at four. Accordingly, the Board of Directors is recommending that the four current Directors of the Company be re-elected to serve until the next annual meeting of shareholders is held and their respective successors have been duly elected.

             If any nominee becomes unavailable for any reason, which is not anticipated, a substitute nominee may be designated by the Board of Directors and the shares represented by Proxy will be voted for any such substitute nominee, unless the Board reduces the number of Directors. All of the nominees listed below were previously elected Directors by the
     shareholders at the last annual meeting of shareholders.   There are no
     family relationships among any of these nominees, or among any of these nominees and any officer, except Patricia R. Elledge, the Controller of the Company, is the daughter of Joe G. Roper, the President and a
     Director of  the Company.   There  are no  arrangements or understandings
     between any nominee and any other person pursuant to which the nominee was
     selected.   The  four nominees for the Board of Directors are as follows:

                                                       Position with Company
                                                             and                       Director
     Nominee                              Age          Principal Occupation             Since
     -------                              ---          ---------------------           --------
     Thomas C. Brown . . . . . . . .       70          Chairman of the Board             1982
                                                       of Directors and Chief
                                                       Executive Officer of the
                                                       Company; Director of
                                                       Tom Brown, Inc.


                                                       Position with Company
                                                               and                     Director
     Nominee                              Age          Principal Occupation             Since
     -------                              ---          ---------------------           --------
     Joe G. Roper  . . . . . . . . .       69          Director and President            1982
                                                       of the Company.

     Donald L. Evans . . . . . . . .       50          Director of the Company;          1982
                                                       Chairman of the Board of
                                                       Directors and Chief Executive
                                                       Officer of Tom Brown, Inc.

     David N. Fitzgerald . . . . . .       74          Director of the Company;          1984
                                                       Chairman of the Board of
                                                       Directors of EXCO Resources,
                                                       Inc.;  President and  shareholder
                                                       of Dave Fitzgerald, Inc., a
                                                       privately held investment
                                                       company.

              Unless otherwise directed on any duly executed and dated Proxy, it is the intention of the persons named in such Proxy to vote the shares of Common Stock represented by such Proxy for the election of the nominees listed in the preceding table for the office of Director of the Company.

              The Board of Directors recommends that the shareholders vote FOR the proposal to elect its nominees to the Board of Directors.


     Other Information

              The Board of Directors held one meeting during the year ended March 31, 1997 at which all Directors were present. The Directors also took action by unanimous written consent on six occasions.

              The Company does not have a standing nominating committee. The review of recommendations for nominees for Directors is made by the full Board of Directors.

              Messrs. Donald L. Evans and David N. Fitzgerald served as members of the Audit Committee of the Board of Directors during fiscal year 1997. The Audit Committee was created for the purposes of recommending the firm to be employed by the Company as its independent auditors, consulting with the persons chosen to be the independent auditors with regard to the plan of audit, reviewing and consulting with the independent auditors the report of audit and management letters, if any, consulting with the independent auditors with regard to the adequacy of internal accounting controls and performing such other duties as may be advised or requested
     from time to time by the Board of Directors of the Company.   The Audit
     Committee held one meeting during the year ended March  31, 1997.

              The Company's Compensation Committee, which also consists of Messrs. Evans and Fitzgerald, oversees and is responsible for the
     administration of  the Company's stock option plans.   Members of the
     Compensation Committee are appointed annually by the Board of Directors. Members serve at the pleasure of the Board of Directors and may be appointed or removed by the Board of Directors at will. The Compensation Committee did not hold any meetings during the year ended March 31, 1997.


                               EXECUTIVE COMPENSATION

     Summary of Annual Compensation

              The following table sets forth for each of the three fiscal years ended March 31, 1997, a summary of the types and amounts of compensation paid to the Chief Executive Officer of the Company and the only other executive officer of the Company whose salary and bonuses for the fiscal year ended March 31, 1997 exceeded $100,000.

                                                    Summary Compensation Table

                                                                                         Long-Term Compensation
                                                                                      -----------------------------
                                                 Annual Compensation                   Awards               Payouts
                                                 -------------------                  --------              -------
                                                                  Other                       Securities                  All
                                                                  Annual       Restricted     Underlying                 Other
                                                                  Compen-        Stock         Options/       LTIP       Compen-
           Name and                            Salary   Bonus     sation         Awards          SARs        Payouts     sation
         Principal Position         Year        ($)      ($)        ($)           ($)            (#)           ($)         ($)
         ------------------         ----       ------   -----     -------        ------        --------      -------     -------
         Thomas C. Brown,           1997        72,000     0        (1)             0           195,000          0        762(2)
          Chairman of the Board     1996        72,000     0        (1)             0              0             0          0
          of Directors and Chief    1995        72,000     0        (1)             0              0             0          0
          Executive Officer


         Joe G. Roper,              1997       156,251     0        (1)             0           100,000          0       12,902(3)
          President and Director    1996       150,615     0        (1)             0              0             0      244,808(3)
                                    1995       150,398     0        (1)             0              0             0      234,146(3)
         _________________

         (1) The named executive officers of the Company were also provided certain non-cash compensation and personal benefits. However, the aggregate amount of such other compensation did not exceed $50,000 or 10% of the named executive officer's salary during such fiscal year.

         (2) Such amount was allocated to Mr. Brown's account under the Company's 401(k) Profit Sharing Plan.

         (3) Such amount includes (i) $1,587 allocated to Mr. Roper's account under the Company's 401(k) profit sharing plan for the fiscal year ended March 31, 1997, and $1,152 allocated to his account in 1996; (ii) insurance premiums paid by the Company in the amounts of $11,315, $38,896 and $29,386 for the years ended March 31, 1997, 1996 and 1995, respectively, for a whole life insurance policy on the life of Mr. Roper; and
               (iii) for each of fiscal years 1996 and 1995, $204,760 for premiums under a split-dollar life insurance plan maintained by the Company on behalf of Mr. Roper, of which $17,697 and $16,868 was attributable to term life insurance for the fiscal
               years ended March 31, 1996 and 1995, respectively.   During
               fiscal year 1997, and without having paid any premiums for the split-dollar life insurance policy during such fiscal year, the Company terminated both the whole life insurance policy and
               the split-dollar agreement.   During the years ended March 31,
               1996 and 1995, and pursuant to the terms of the split-dollar agreement, the Company borrowed the aggregate amounts of $339,855 and $316,655, respectively, against the cash value of such insurance policy to pay the policy premiums and a portion of the accrued interest on the cumulative amount of such borrowings. The remaining portion of the accrued interest on such borrowings was paid annually by the Company. At March 31, 1996 and 1995, the outstanding loan balances were $3,174,386 and $2,834,530, respectively. The interest expense paid by the Company for the fiscal years ended March 31, 1996 and 1995 was
               $91,412 and $89,309, respectively.   A portion  of the death
               benefit of the split-dollar policy equal to the Company's net premium outlay was payable to the Company upon the death of Mr. Roper, and the aggregate loan amount was deducted from the insurance proceeds payable to the beneficiaries of the policy. The balance of the proceeds were payable to Mr. Roper's
               beneficiaries.   The Company was not the beneficiary of  either
               insurance policy.


     Stock Options

           The Company has in the past utilized stock options as part of its overall compensation of Directors, officers and employees. Narrative descriptions of the Company's stock option plans and outstanding stock options are set forth below under "1984 Stock Option Plan" and "1994 Stock Option Plan".

           The table below sets forth certain information with respect to stock options granted to the named executive officers during the fiscal year ended March 31, 1997.

                                          Option/SAR Grants in Last Fiscal Year

                                                Individual Grants
                               -----------------------------------------------------          Potential Realizable
                               Number of       Percent of                                       Value at Assumed
                               Securities     Total Options    Exercise                       Annual Rates of Stock
                               Underlying      Granted to      or Base                        Price Appreciation for
                                Options       Employees in      Price     Expiration              Option Term(1)
     Name                      Granted(#)     Fiscal Year       ($/Sh)      Date              5%($)            10%($)
     ----                      ----------     -----------      --------   ----------       ----------       -----------
     T. C. Brown               195,000(2)        42%              7.75      9-3-06           952,088         2,402,888

     J. G. Roper               100,000(2)        22%              7.75      9-3-06           488,250         1,232,250
     ___________________

     (1) These amounts are calculated based on the indicated annual rates of appreciation and annual compounding from the date of grant to the
          end of the option term.   Actual gains, if any, on stock option
          exercises are dependent on the future performance of the Common Stock and overall stock market conditions. There is no assurance that the amounts reflected in this table will be achieved.

     (2) Nonqualified stock options to purchase 195,000 and 100,000 shares of Common Stock were granted to Mr. Brown and Mr. Roper, respectively, on September 3, 1996 pursuant to the Company's 1994 Stock Option Plan. The options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The options became exercisable on May 1, 1997.


          The following table sets forth certain information with respect to stock option exercises during the fiscal year ended March 31, 1997 by the named executive officers of the Company, and the value of each such officer's unexercised stock options at March 31, 1997.

                                  Aggregated Option/SAR Exercises in
                       Last Fiscal Year and Fiscal Year - End Option/SAR Values

                                                               Number of                       Value of
                                                           Securities Underlying              Unexercised
                     Shares                                   Unexercised                     in-the-Money
                    Acquired                                  Options/SARs                    Options/SARs
                       on                Value             at Fiscal Year-End (#)        at Fiscal Year-End ($)(2)
                    Exercise            Realized        ----------------------------    ----------------------------
     Name              (#)                ($)(1)        Exercisable    Unexercisable    Exercisable    Unexercisable
     ----           --------            ---------       -----------    -------------    -----------    -------------
     T. C. Brown     142,500            1,413,750         319,500         195,000        3,674,250        780,000

     J. G. Roper     186,700            1,549,700          71,250         123,750        1,169,012        600,687
     _________

     (1) The "value realized" is equal to the fair market value of a share of Common Stock on the date of exercise (based on the last sale price of the Company's Common Stock), less the exercise price.

     (2) Value of in-the-money options is equal to the fair market value of a share of Common Stock at fiscal year-end (based on the last sale price of the Company's Common Stock), less the exercise price.


     Profit Sharing Plan

           The Company maintains under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), a profit sharing plan (the "Profit
     Sharing  Plan") for  the benefit  of all employees.   Under the Profit
     Sharing Plan, the Company contributes to a trust administered by a third party trustee, out of current or accumulated net profits, such amounts as it may, from time to time, deem advisable. The contributions are invested by the Profit Sharing Trustee in various investments selected by
     employee  participants.   Company contributions  to the  Profit Sharing
     Plan are  allocated monthly to  the individual  accounts  of employee-
     participants.   A participant's accrued benefit derived from  Company
     contributions is 100% vested after seven years of continuous employment, upon attaining age 65, or upon death or disability. Each employee of the Company becomes eligible to participate in the Profit Sharing Plan after one year of continuous employment. Directors of the Company who are not also employees of the Company are not eligible to participate in the Profit Sharing Plan. In addition to Company contributions, participants may also contribute such amount as the participant determines each year,
     subject to certain annual maximum limitations.   Participants are always
     100% vested in their individual contributions. For the year ended March 31, 1997, the Company contributed an amount equal to 25% of the contributions made by eligible employees, limited, however, to a maximum of 5% of each eligible employee's compensation. During the fiscal year ended March 31, 1997, the Company made cash contributions in the total amount of $21,974 to the Profit Sharing Plan on behalf of participating employees, of which $1,587 was allocated to the account of Mr. Roper and $762 was allocated to Mr. Brown's account.

     Compensation of Directors

              The Company has, from time to time, paid fees to its Directors for attending Directors' meetings and reimbursed Directors for their
     expenses incurred in connection with attending  meetings.   However, no
     such fees or reimbursements were paid to any Director of the Company during the fiscal year ended March 31, 1997.

              Directors who are employees of the Company are eligible to participate in the Company's stock option plans and 401(k) profit sharing plan, but do not receive compensation for service on the Board of Directors. Non-employee Directors of the Company are not eligible to participate in the Company's benefit plans and do not receive retainer fees or other compensation for their services.

     1984 Stock Option Plan

              The Board of Directors authorized and adopted the TMBR/Sharp Drilling, Inc. Stock Option Plan (the "1984 Plan") in August, 1984. Although the 1984 Plan expired by its own terms on August 8, 1994, options granted under the 1984 Plan prior to August 8, 1994 will remain outstanding until such options are exercised or expire by their own terms, and will continue to be subject to all terms and conditions of the 1984 Plan. No additional options may be granted under the 1984 Plan. Options granted under the 1984 Plan are either incentive stock options within the meaning of Section 422 of the Code, or options which do not
     constitute incentive stock options.   Options granted under the 1984 Plan
     have been, as provided in the 1984 Plan, granted only to key employees (including officers and Directors who were also key employees) of the Company.

              The 1984 Plan is administered by the Compensation Committee of the Board of Directors. Members of the Compensation Committee were not eligible for selection as a person to whom options could be granted pursuant to the 1984 Plan, and were not eligible to participate in the 1984 Plan or any other stock plan of the Company during the one year period prior to their appointment to the Compensation Committee. Options granted under the 1984 Plan have exercise prices equal to the fair market value of the shares at the time the options were granted, as determined
     by the Compensation Committee.   Options granted under the 1984  Plan
     are exercisable for such periods as have been approved by the Compensation Committee, except that such options are not exercisable, in any event, for a period in excess of ten years from the date of grant.

               An aggregate of 475,000 shares of the Company's Common Stock, $.10 par value, are authorized to be issued under the 1984 Plan. Common Stock issued under the 1984 Plan may be from authorized but unissued shares of Common Stock or previously issued shares reacquired by the Company. The shares of Common Stock with respect to which options have been granted are subject to adjustment upon the occurrence of certain corporate reorganizations or recapitalizations, including stock splits or stock dividends.

              As required by the terms of the 1984 Plan, for an option granted under the 1984 Plan to qualify as an incentive stock option, the aggregate fair market value (determined at the time of grant) of the stock with respect to which the incentive stock option was exercisable for the first time by an employee during any calendar year could not exceed $100,000 and could not be issued to an employee if, at the time the option was granted, such employee owned stock possessing more than 10% of the combined voting power of all classes of the Company's outstanding stock, unless (i) at the time the option was granted the exercise price of such option was at least 110% of the fair market value of the Common Stock on the date of grant and (ii) such option was not exercisable after five years from the date of grant.

              All or part of an option may be exercised by tendering cash or shares of Common Stock having a fair market value equal to the option
     price, or  a combination of  shares and  cash.   At the  discretion of the
     Compensation Committee, an option agreement may provide for the right to surrender an option in return for a payment in cash and/or shares of Common Stock equal to the excess of the fair market value of the shares with respect to which the option is surrendered over the option price therefor, on such terms and conditions as the Compensation Committee shall determine.


     1994 Stock Option Plan

              In July, 1994, the Board of Directors adopted the Company's 1994 Stock Option Plan (the "1994 Plan"), which was ratified and adopted by the Company's shareholders at the 1994 annual meeting of shareholders held on August 30, 1994. Options granted under the 1994 Plan may be either incentive stock options within the meaning of Section 422 of the Code, or options which do not constitute incentive stock options. Key employees (including officers and Directors who are also key employees) of the Company are eligible to receive options under the 1994 Plan.

              The 1994 Plan is administered by the Compensation Committee, none of whom are eligible to participate in the 1994 Plan. The Compensation Committee has the authority to select the employees who are to be granted options and to establish the number of shares issuable under each option. Options granted to an employee contain such terms and conditions and may be exercisable for such periods as may be
     approved by  the Compensation Committee.   The purchase price of Common
     Stock issued under each option will not be less than the fair market value of the stock subject to the option at the time of grant. The Compensation Committee, in its discretion, may provide for the payment of the option price, in whole or in part, (i) in cash at the time of such exercise, (ii) by the delivery of a number of shares of Common Stock (plus cash if necessary) having a fair market value on the date of delivery equal to such option price, or (iii) any combination of cash and stock.

              The aggregate number of shares of Common Stock which may be issued pursuant to the exercise of stock options granted under the 1994 Plan may not exceed 750,000 shares, subject to adjustment in the number of shares with respect to options and purchase prices therefor in the event of stock splits or stock dividends, and for equitable adjustments in the event of certain recapitalizations, mergers, consolidations or
     acquisitions.   If any  outstanding option granted under the 1994  Plan
     expires or terminates prior to its exercise in full, the shares allocable to the unexercised portion of such option may be subsequently granted under the 1994 Plan.

              The 1994 Plan provides that to the extent the aggregate fair market value of the Common Stock (determined at the time of grant) with respect to which incentive options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company exceeds $100,000, such incentive stock options shall be treated as options which do not constitute incentive stock options. The Compensation Committee determines, in accordance with applicable provisions of the Code, which of an optionee's incentive stock options will not constitute incentive stock options because of such limitation. No incentive stock option may be granted to an individual if, at the time the option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless (i) at the time such option is granted the option price is at least 110% of the fair market value of the stock subject to the option and (ii) such option by its terms is not exercisable after the expiration of five years from the date of grant.

               An option may be granted in exchange for an individual's right and option to purchase shares of Common Stock pursuant to the terms of an agreement that existed prior to the date such option is granted ("Prior Option"). An option agreement that grants an option in exchange for a Prior Option must provide for the surrender and
     cancellation of the Prior Option.   The purchase  price of  Common Stock
     issued under an option granted in exchange for a Prior Option shall be determined by the Compensation Committee and, such purchase price may, without limitation, be equal to the price for which the optionee could have purchased Common Stock under the Prior Option.

              The Board of Directors of the Company may amend or terminate the 1994 Plan at any time, but may not in any way impair the rights of an optionee under an outstanding option without the consent of such optionee. In addition, in order to obtain the benefits provided by Section 422 of the Code, the Board of Directors will determine at the time of making each amendment whether or not it is necessary to submit the amendment to the shareholders for approval.  Generally, however, no amendment may be made without shareholder approval if such amendment would materially increase the benefits accruing to employee optionees under the 1994 Plan; materially increase the number of securities issuable under the 1994 Plan; or materially modify the requirements as to eligibility for participation in the 1994 Plan. Unless earlier terminated, the 1994 Plan will terminate upon and no further options may be granted after the expiration of ten years from the date of its adoption by the Board of Directors.

     Change of Control Arrangements

              The Company's 1984 and 1994 stock option plans, and its stock option agreements with Messrs. Brown and Roper and other employees of the Company, contain provisions which, upon the occurrence of certain events, could result in additional compensation to such option holders, including Mr. Brown and Mr. Roper. Such events include the following: if (i) the Company is not the surviving entity in any merger or consolidation, (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets,
     (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, acquires or gains ownership or control of more than 50% of the outstanding shares of Common Stock, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such
     event is referred to herein as  a "Corporate  Change"),   then  the
     Compensation Committee shall effect one or more of the following alternatives with respect to the then outstanding options held by employees, which may vary among individual employee optionees:
     (1) accelerate the time at which such options may be exercised so that such options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Compensation Committee, after which specified date all unexercised options and all rights of employee optionees thereunder shall terminate,
     (2) require the mandatory surrender to the Company by selected optionees of some or all of such options as of a date specified by the Compensation Committee, in which event the Compensation Committee shall cancel such options and pay to each optionee an amount of cash per share equal to the excess of the fair market value, or in the case of stock options granted under the 1994 stock option plan the "Change of Control Value" of the shares subject to such option, over the exercise price(s) under such options for such shares, (3) make such adjustments to such options as the Compensation Committee deems appropriate to reflect such Corporate Change or (4) provide that thereafter upon any exercise of an option theretofore granted the optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which such option shall then be exercisable, the number and class of shares of stock or other securities or property to which the optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the optionee had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable.

              For purposes of the 1994 stock option plan, the "Change of Control Value" is an amount determined as follows, whichever is applicable: (i) the per share price offered to shareholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such options being surrendered are exercisable, as determined by the Compensation Committee as of the date determined by the Compensation Committee to be the date of cancellation
     and  surrender of such options.   If the  consideration offered  to
     shareholders of the Company consists of anything other than cash, the Compensation Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

     Compensation Committee Interlocks and Insider Participation

              Thomas C. Brown, the Chairman of the Board of Directors and Chief Executive Officer of the Company, is a Director of Tom Brown, Inc. and Donald L. Evans, the Chairman of the Board of Directors and Chief Executive Officer of Tom Brown, Inc., is a Director of the Company and serves on the Compensation Committee of the Company's Board of Directors.

     Certain Transactions

              Until September, 1984, the Company was a wholly owned subsidiary
     of Tom  Brown, Inc. ("TBI").   In September, 1984,  TBI distributed the
     Common Stock of the Company to the stockholders of TBI. Mr. Brown, the Chairman of the Board of Directors and Chief Executive Officer of the Company, is also a Director of TBI and Mr. Evans, a Director of the Company, is the Chairman of the Board of Directors and Chief Executive
     Officer of TBI.   Following the  spin-off of the Company,  TBI and the
     Company have each made available to the other certain personnel, office services and records with each party being reimbursed for any costs and expenses incurred in connection therewith. During the fiscal year ended March 31, 1997, TBI charged the Company approximately $71,400 for such services provided by TBI, of which approximately $14,900 was outstanding and unpaid at March 31, 1997.

              From time to time, the Company acquires interests in leases from TBI and participates with TBI and other interest owners in the drilling and development of such leases where TBI acts as operator. The Company participates in such drilling ventures under standard form operating agreements on the same or similar terms afforded by TBI to unaffiliated
     third parties.   TBI invoices all working interest owners, including  the
     Company, on a monthly basis for their respective share of operating and drilling expenses. During the year ended March 31, 1997, TBI billed the Company approximately $49,400 for the Company's proportionate share of drilling costs and related expenses incurred on properties operated by
     TBI.   The largest amount owed by  the Company to TBI  at any one time during the fiscal year ended March 31, 1997 for its share of drilling costs and related expenses and for services provided by TBI was approximately $14,700, and at March 31, 1997 the Company owed TBI approximately $9,700 for lease operating expenses.


                               INDEPENDENT AUDITORS

              Arthur Andersen LLP has served as the Company's independent auditor since March, 1990 and will continue as the Company's independent auditor for the current year. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement to the shareholders if they desire to do so, and to respond to appropriate questions.

                               SHAREHOLDER PROPOSALS

             Shareholder proposals intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company for possible inclusion in its Proxy Statement and form of Proxy relating to such meeting no later than March 31, 1998.


                                   OTHER MATTERS

              The Board of Directors of the Company knows of no matters, other than those described above, which are to be presented for
     shareholder action at the meeting.   There will be an address by the
     Chairman of the Board and a general discussion period during which shareholders will have an opportunity to ask questions about the Company's business. If any matter not described herein properly comes before the meeting, or any adjournment thereof, the persons named in the enclosed Proxy will, in the absence of instructions to the contrary, vote the Proxy in accordance with their best judgment.

              The 1997 Annual Report to Shareholders, which includes the Company's Annual Report on Form 10-K for the year ended March 31, 1997, including audited financial statements, is enclosed herewith.

              A copy of the Company's Annual Report on Form 10-K will be furnished at no charge to each "beneficial owner" of securities of the Company upon receipt of a written request of such person addressed to: Secretary, TMBR/Sharp Drilling, Inc., 4607 West Industrial Blvd., Midland, Texas 79703, containing a good faith representation that, as of July 24, 1997, such person was a beneficial owner of securities of the Company entitled to vote at the Annual Meeting of Shareholders to be held August 29, 1997.


                                          BY ORDER OF THE BOARD OF DIRECTORS




                                                   James M. Alsup
                                                     Secretary



     Midland, Texas
     July 28, 1997

                                  [Front of Card]


                              TMBR/SHARP DRILLING, INC.

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


              The undersigned hereby appoints Thomas C. Brown, Donald L. Evans and Joe G. Roper and each of them, attorneys, agents and proxies, with full power of substitution, to represent and to vote all shares of common stock of TMBR/SHARP DRILLING, INC. held of record by the undersigned on July 24, 1997, at the Annual Meeting of Shareholders of TMBR/SHARP DRILLING, INC. to be held on August 29, 1997, and at any adjournments or postponements thereof, in accordance with the instructions on the reverse side.



                           (Continued and to be signed on reverse side)





                                                          SEE REVERSE
                                                             SIDE

                                  [Back of Card]

         Please date, sign and mail your proxy card back as soon as possible!

                            Annual Meeting of Shareholders
                              TMBR/Sharp Drilling, Inc.
                                 August 29, 1997



                 Please detach and mail in the envelope provided
                 -----------------------------------------------


         Please mark your
/ X /    votes as in this
         example.

                                  WITHHOLD        Nominees:  Thomas C. Brown
                FOR all nominees  AUTHORITY                  Donald L. Evans
                listed at right   to vote for all            David N. Fitzgerald
                                  nominees listed            Joe G. Roper
                                  at right

/   /    1.    Election of        /   /
                Directors




* To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

   ______________________________________________

                            THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION HEREON. IN THE ABSENCE OF SUCH SPECIFICATION, THE PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS NAMED ON THIS PROXY CARD AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON THE REVERSE HEREOF, WITH RESPECT TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) HEREOF.

                            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE_______________ DATE__________ SIGNATURE_____________ DATE____________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.